SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 5, 1996

                               QUANTUM CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                     0-12390
                              (Commission File No.)

                                    94-2665054
                        (IRS Employer Identification No.)

                             500 McCarthy Boulevard
                               Milpitas, CA 95035
              (Address of principal executive offices and zip code)

                                 (408) 894-4000
               (Registrant's telephone number including area code)



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ITEM 5.  OTHER EVENTS

         The information which is set forth in the Registrant's News Release dated February 5, 1996 is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99.1    Text of Press Release dated February 5, 1996.




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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     QUANTUM CORPORATION





Date: February 7, 1996               By:    /s/ Joseph T. Rodgers
                                            ---------------------
                                            Joseph T. Rodgers
                                            Executive Vice President, Finance
                                              and Chief Financial Officer




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                                INDEX TO EXHIBITS


                                                            Sequentially
                                                              Numbered
Exhibit          Description                                    Page
-------          -----------                                    ----


99.1             Text of Press Release dated
                 February 5, 1996                                 5